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                                                           EXHIBIT 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wexford Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Wexford Trust for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that the and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wexford Trust for the stated period.

/s/ J. Andre Weisbrod                 /s/ Richard Levkoy
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Chairman of the Board of Trustees     Trustee, Chairman of the Audit Committee


Dated: 3/10/04                        Dated: 3/10/04
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A signed original of this written statement required by Section 906 has been provided to the STAAR Investment Trust and will be retained by the Trust and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Trust for purposes of the Securities Exchange Act of 1934.